                                                                   Exhibit 10(c)

                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                    $468,592,000 SECURITIZATION BONDS, SERIES

         Pursuant to Section 3.05 of the Servicing Agreement dated as of
         November 8, 2001 (the "Consumers Servicing Agreement") between
       Consumers Energy Company, as Servicer and Consumers Funding LLC, as
              Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                      Current BILLING MONTH: September 2005

CURRENT BILLING MONTH 9/1/2005 - 9/30/2005                 COLLECTION CURVE 100%

STANDARD BILLING FOR PRIOR BILLING MONTH
Residential Total Billed                                       $138,557,723
Residential SECURITIZATION CHARGE (SC) Billed                  $  1,818,384   1.312%

Commercial Total Billed                                        $ 87,462,007
Commercial SECURITIZATION CHARGE (SC) Billed                   $  1,592,412   1.821%

Industrial Total Billed                                        $ 47,898,603
Industrial SECURITIZATION CHARGE (SC) Billed                   $  1,359,316   2.838%

YTD NET WRITE-OFFS AS A % OF BILLED REVENUE

Non-Residential Customer Net Write-offs                               0.250%
Residential Customer Net Write-offs                                   0.310%
Total Net Write-offs                                                  0.270%

AGGREGATE SC COLLECTIONS

TOTAL SC REMITTED FOR BILLING MONTH
Residential Class SC Collected                                 $  1,736,272
Commercial Class SC Collected                                  $  1,535,909
Industrial Class SC Collected                                  $  1,356,405
                                                               ------------
Total SC Collected                                             $  4,628,586

Aggregate SC Remittances for July 2005 BILLING MONTH           $  4,244,973
Aggregate SC Remittances for August 2005 BILLING MONTH         $  5,012,478
Aggregate SC Remittances for September 2005 BILLING MONTH      $  4,628,586
                                                               ------------
TOTAL CURRENT SC REMITTANCES                                   $ 13,886,037

CURRENT BILLING MONTH 9/1/2005 - 9/30/2005                 COLLECTION CURVE 100%

CALCULATED SC COLLECTED AMOUNT
RESIDENTIAL
A-1 Residential SC Collected                                   $  1,653,780
A-3 Residential T.O.D. SC Collected                            $      4,824
A-4 Alternate Residence SC Collected                           $     43,931
A-5 Residential Farm/Life Support SC Collected                 $     33,737

TOTAL RESIDENTIAL SC COLLECTED                                 $  1,736,272

COMMERCIAL

B-1 General Primary (041) SC Collected                         $     27,061
B-General Secondary (010) SC Collected                         $    317,714
C- General Secondary (011) SC Collected                        $    497,073
D-General Primary (018) SC Collected                           $    317,436
F-Primary High Load Factor (032) SC Collected                  $     55,349
GH-General Service Heating (013) SC Collected                  $      3,614
H- Water Heating Service (014) SC Collected                    $        725
L-1 General Energy-Only Street Lighting SC Collected           $      1,930
L-2 General Service (Cust Owned) St Light SC Collected         $      2,036
L-3 General Service (Co Owned) St Light SC Collected           $     10,627
PS-1 General Secondary Public Pumping SC Collected             $      6,676
PS-2 General Primary Public Pumping SC Collected               $      7,825
PS-3 General Optional Primary Public Pumping SC Collected      $     49,985
R-1 General Secondary Resale SC Collected                      $         55
R-2 General Secondary Resale SC Collected                      $      1,075
R-3 General Primary Resale SC Collected                        $     36,424
ROA-P Retail Open Access Primary (110) SC Collected            $    144,410
ROA-S Retail Open Access Secondary Com SC Collected            $     45,912
SC - Special Contract Commercial SC Collected                  $      2,515
SPEC Grand Rapids Special Contract SC Collected                $      2,378
UR-General Unmetered SC Collected                              $      5,089

TOTAL COMMERCIAL SC COLLECTED                                  $  1,535,909

INDUSTRIAL

B-1 General Primary (042) SC Collected                         $     21,475
B-General Secondary (020) SC Collected                         $     36,012
C- General Secondary (021) SC Collected                        $     59,450
CG-Cogeneration/Small Power Production Purchase SC Collected   $      2,179
D-General Primary (028) SC Collected                           $    506,173
F-Primary High Load Factor (033) SC Collected                  $     64,637
GH-General Service Heating (023) SC Collected                  $         30
GMD General Motors SC Collected                                $     59,684
GMF General Motors SC Collected                                $    128,885
GMJ-1 General Motors SC Collected                              $      5,924
H- Water Heating Service (024) SC Collected                    $          0
I-General Primary Interruptible (034) SC Collected             $          0

CURRENT BILLING MONTH 9/1/2005 - 9/30/2005                 COLLECTION CURVE 100%

J-1General Alternative Electric Metal Melting SC Collected     $     31,386
J-General Primary Electric Furnace (037) SC Collected          $      7,179
R-3 General Primary Resale (027) SC Collected                  $         49
ROA-P Retail Open Access Primary (111) SC Collected            $    271,219
ROA-S Retail Open Access Secondary Ind SC Collected            $      6,970
SC - Special Contract Industrial SC Collected                  $    155,153

TOTAL INDUSTRIAL SC COLLECTED                                  $  1,356,405

TOTAL SC COLLECTED                                             $  4,628,586

Executed as of this 13th day of October 2005.

                                        CONSUMERS ENERGY COMPANY AS
                                        SERVICER


                                        /s/ Glenn P. Barba
                                        ----------------------------------------
                                        Glenn P. Barba, Vice President,
                                        Controller and Chief Accounting Officer

CC: Consumers Funding LLC
    One Energy Plaza
    Jackson, Mi 49201


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